SCHEDULE 14A
                          (Rule 14a-101)

     INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [  ]
Check the appropriate box:
[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the
          Commission Only (as permitted
          by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Solicitation Material Under Rule 14a-12

                    DOVER INVESTMENTS CORPORATION
                 (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee:
        [x]   No fee required
        [  ]   Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(1) and 0-11.
        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3)    Per unit price or other underlying value of transaction
                     computed pursuant to Exchange Act Rule 0-11
                    (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed  maximum aggregate value of transaction:

         (5)    Total fee paid:

         [  ]  Fee paid previously with preliminary materials:


         [ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                  Identify the previous filing by registration statement
                   =number, or the Form or Schedule and the date of its filing. (1.) Amount Previously Paid:

          (2.)  Form, Schedule or Registration Statement no:

          (3.)  Filing Party:

          (4.)  Date Filed:


































                                 NOTICE OF
      ANNUAL MEETING OF STOCKHOLDERS


          The Annual Meeting of Stockholders of Dover Investments Corporation will be held at Hyatt Regency San Francisco, 5 Embarcadero Center,
San Francisco, California, on Thursday, May 20, 2004, at 9:00 A.M., for the following purposes:

          (1) To elect four directors (one of whom will be elected by holders of the Class A Common Stock and three of whom will be elected by holders of the Class B Common Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

           (2) To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the year ended December 31, 2004; and

           (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 19, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's offices at 100 Spear Street, Suite 520, San Francisco, California, for ten days prior to the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              FREDERICK M. WEISSBERG
                              Chairman of the Board of Directors and
                              President

San Francisco, California
April 2, 2004


         IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.


    DOVER INVESTMENTS CORPORATION

                    Proxy Statement

                             for the

      Annual Meeting of Stockholders

             to be Held on May 20, 2004


         The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m. on Thursday, May 20, 2004, at Hyatt Regency
San Francisco, 5 Embarcadero Center, San Francisco, California, or any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date. The expense of soliciting proxies will be paid by the Company. The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses. The Company's principal executive office is located at 100 Spear Street, Suite 520, San Francisco, California 94105. This proxy statement and the accompanying form(s) of proxy were mailed to stockholders on or about April 2, 2004.


                          VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 19, 2004 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company outstanding at the close of business on that date were 1,006,089 shares of Class A Common Stock and 310,961 shares of Class B Common Stock, each with a $.01 par value. The Company's
Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A
Common Stock will vote as a separate class to elect 25% of the Board of Directors (the "Class A Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining
75% of the Board of Directors (the "Class B Directors"). If 25% of the authorized number of directors is not a whole number, then the holders of Class A Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors. The total number of outstanding shares of Class B Common Stock on March 19, 2004 constituted 23.61% of the total number of outstanding shares of Common
Stock of both classes.  Accordingly, holders of record of Class A Common
Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect one Class A Director.
Holders of record of Class B Common Stock, voting as a separate class, will be entitled to elect the three Class B Directors. Holders of the Class A Common Stock and of the Class B Common Stock generally will vote together as a single class on other matters submitted to a stockholder's vote, with the Class A Common Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

         The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum. The Class A Director and Class B Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B
Common Stock. The affirmative vote of a majority of the votes entitled to be cast by the holders of shares represented at the meeting is required for the approval and adoption of Proposal 2. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        SECURITY OWNERSHIP OF CERTAIN
    BENEFICIAL OWNERS AND MANAGEMENT

                 The following table shows as of March 19, 2004, (i) for each person  who is known by the Company to be a beneficial owner of more than 5% of the Company's Class A or Class B Common Stock, and (ii)
for each director and executive officer and all directors and executive officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A Common Stock and Class B
Common Stock owned by them.  Unless otherwise indicated in the footnotes to the table, to the Company's knowledge, each person has sole voting and dispositive power with respect to the shares owned by such person.
                                                                                                                           Aggregate
                                                                Percentage                      Percentage   Voting
                                           Class A        of                 Class B       of                  Power
                                           Common      Outstanding  Common     Outstanding Represented
Name                 Position    Shares           Class A        Shares         Class B        by Shares
and                    with           Beneficially  Common       Beneficially Common     Beneficially
Address             Company  Owned          Shares(1)      Owned        Shares(2)     Owned(3)
The
Lawrence
Weissberg
Revocable
Living Trust
100 Spear St.
#520
San Francisco,
CA  94105        N/A           431,021(4)     42.84%       245,114(4)     78.82%           70.03%


Lawrence
Weissberg
100 Spear St.
#520
San Francisco,
CA  94105        N/A           431,808(5)     42.92%       245,114(6)     78.82%           70.05%





Frederick M      Chairman
Weissberg         of the
100 Spear St.     Board of
#520                   Directors
San Francisco,    and
CA 94105           President  31,364(7)      3.12%             0                      0                  *


Arnold
Addison
727
Industrial
Parkway
Hayward,
CA 94544           Director      3,450(8)         *                 0                     0                   *


John
Gilbert
400
Montgomery
Street
Suite 820
San Francisco,
CA 94104           Director      3,250(9)        *                  0                     0                   *



Will C.
Wood
212 Felton
Drive
Menlo Park,
CA 94025           Director   12,450(10)     1.24%           0                     0                   *


Erika
Kleczek
100 Spear St.
Suite 520            Principal
San Francisco,    Financial
CA 94105           Officer     28,378(11)     2.82%           0                     0                    *



Robert
Naify
172 Golden
Gate Avenue
San Francisco,
CA 94102           N/A                 54,437            5.41%        23,330              7.50%          6.99%



Leeward
Capital, L.P.
Leeward
Investments,
LLC
Eric P. Von
der Porten
1139 San
Carlos Ave.
Suite 302
San Carlos,
CA 94070           N/A           105,210(12)       10.46%          750                   *                 2.77%


All executive
officers and
directors as
a group of
five persons                           78,892(13)          7.84%              0                    0              1.92%



* Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

(1) Based on a total of 1,006,089 currently outstanding shares of Class A Common Stock plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 19, 2004.

(2) Based on a total of 310,961 currently outstanding shares of Class B Common Stock plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 19, 2004.
(3) For matters other than the election of directors only.

(4) The Lawrence Weissberg Revocable Living Trust has shared voting and dispositive power with respect to the shares of
     Class A and Class B Common Stock owned by it.

(5) Includes 431,021 shares of Class A Common Stock owned by The Lawrence Weissberg Revocable Living Trust, of which Lawrence Weissberg is the settlor, and 787 shares of Class A Common Stock which are held in trust for the benefit of the grandchildren of Lawrence Weissberg for which Lawrence Weissberg is co-trustee. Lawrence Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as the settlor of The Lawrence Weissberg Revocable Living
     Trust, Lawrence Weissberg disclaims beneficial ownership of the 431,021 shares of Class A Common Stock owned by the Lawrence Weissberg Revocable Living Trust. Lawrence Weissberg disclaims beneficial ownership of the 787 shares of Class A Common Stock held in trust for the benefit of the grandchildren of Lawrence Weissberg. Excludes 1,810 shares of Class A
     Common Stock which are owned by Lawrence Weissberg's wife, of which Lawrence Weissberg disclaims beneficial ownership.

(6) Consists of 245,114 shares of Class B Common Stock owned by
      The Lawrence Weissberg Revocable Living Trust, of which
      Lawrence Weissberg is the settlor. Lawrence Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as the settlor of The Lawrence Weissberg Revocable Living Trust, Lawrence Weissberg disclaims beneficial ownership of these shares.

(7) Includes 19,999 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004. Also includes 5,324 shares of Class A Common Stock which are held in trust for the benefit of family members of Frederick M. Weissberg for which Frederick M. Weissberg is trustee and 787 shares of Class A Common Stock which are held in trust for the benefit of the grandchildren of Lawrence Weissberg for which Frederick M.Weissberg is co-trustee.
     Also includes 4,659 shares of Class A Common Stock owned by
     The Lawrence Weissberg Foundation, of which Frederick M.
     Weissberg is a director. Frederick M. Weissberg has shared voting and dispositive power with respect to the 4,659 shares of Class A Common Stock owned by The Lawrence Weissberg Foundation and the 787 shares of Class A Common Stock held in trust for the benefit of the grandchildren of Lawrence Weissberg. Frederick M. Weissberg disclaims beneficial ownership of all the shares of Class A Common Stock described in this footnote, other than the 19,999 shares issuable upon exercise of options.

(8) Includes 500 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004.

(9) Includes 2,750 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004.

(10) Includes 1,250 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004.

(11) Includes 25,333 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004.

(12) Based on information submitted by Eric P. Von der Porten to the Company on March 4, 2004.

(13) Includes 49,832 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004.























            PROPOSAL 1 -- ELECTION OF DIRECTORS

Nominees for Directors

       Action is to be taken at the Annual Meeting with respect to the election of a total of four directors, consisting of one Class A
Director and three Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Holders of the Class A Common Stock will vote as a separate class for the election of the Class A Director and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Director
(the proxy card printed with black ink) may not be voted for more than one nominee and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than three nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table. In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management. The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's By-Laws, a vacancy may be filled by the Board of Directors.

       The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:

                                         Director                   Class of
Name                                Since           Age      Directorship
Arnold Addison                  1992           74           Class B
John Gilbert                        1993           64           Class B
Frederick M. Weissberg      2001           56           Class B
Will C. Wood                     1992           64            Class A

       Arnold Addison. Mr. Addison is a self-employed investor in real estate. From 1997 until December 2000 Mr. Addison was Vice President of Capital Auto Rental Services, an auto leasing company. He has been President of Addison Financial Corporation, an auto leasing company, since October 1987. He has also been the owner of Warm Springs Land Co., a real estate investment firm, since January 1985. Mr. Addison served as Class A Director from 1992 until May 2002 and has served as Class B Director since May 2003.

       John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder. He has served as Class B
Director since 1993.

       Frederick M. Weissberg. Mr. Frederick M. Weissberg is presently the Chairman of the Board of Directors and President of the Company. He has been in the real estate finance and development field for over thirty years. From 1976 until 1991
Mr. Frederick M. Weissberg worked for Homestead Savings and
Loan Association, a former subsidiary of the Company, as a Loan
Production Branch Manager, Vice President of Secondary Marketing and Vice President of Lending Operations. In 1991 he founded
Dabenica Investment Corporation, of which he has been the President and Chief Executive Officer since its formation.
Dabenica Investment Corporation is a mortgage brokerage company specializing in securing financing for builders and developers of single family projects throughout California. From 1997 until December 11, 2001 Mr. Frederick M. Weissberg worked for the
Company as Assistant to the President.  In this capacity he assisted
Mr. Lawrence Weissberg with the day to day operations of the Company.
From October 16, 2001 until December 11, 2001 Mr. Frederick M.
Weissberg also served as Executive Vice President of the Company.
Mr. Frederick M. Weissberg was appointed a Class B Director,
Chairman of the Board of Directors and President of the Company effective December 11, 2001, concurrently with the effectiveness of Mr. Lawrence Weissberg's resignation as a director, Chairman of the Board of Directors and President of the Company for health related reasons. Mr. Frederick M. Weissberg is a son of Mr. Lawrence Weissberg.

       Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since November 1993. He was an international banking executive with Wells Fargo Bank, Crocker Bank and Citibank from 1972 through 1989 and was managing Director of IDI Associates from 1989 to 1993. Mr. Wood has been a director of Banco Latino de Exportaciones S.A, a Latin American bank, since April 1999. He served as Class B Director from 1992 until May 2002 and has served as Class A Director since May 2003.

       There is no family relationship between any of the Company's directors, executive officers or nominees for director.

      However, Mr. Frederick M. Weissberg, the Chairman of the Board of Directors and President of the Company, is a son of Mr. Lawrence Weissberg. In addition, Frederick M. Weissberg, together with William Weissberg, a brother of Frederick M. Weissberg, and Marvin Weissberg, a brother of Lawrence Weissberg, are co-trustees of The Lawrence Weissberg
Revocable Living Trust, U/D/T dated November 25, 1992 (the "Trust"), a revocable trust formed by Lawrence Weissberg for estate planning and succession purposes. The assets of the Trust include 431,021 shares of the Company's Class A Common Stock and 245,114 shares of the Company's Class B Common Stock, which as of March 19, 2004 represent 42.84% of the outstanding Class A Common Stock and 78.82% of the outstanding Class B Common Stock, respectively.
See "Security Ownership of Certain Beneficial Owners and Management" above. As co-trustees of the Trust, Frederick, Marvin and William Weissberg share power to vote and dispose of the shares of the Company's Common
Stock held by the Trust (but are not deemed to be beneficial owners of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934).
To the Company's knowledge, other than as described in this paragraph, there is no arrangement or understanding among Lawrence, Frederick, Marvin or William Weissberg with respect to the election of directors or other matters involving the Company's securities.

Committees and Meetings of the Board of Directors

       In 2003, the Board of Directors of the Company held six regular meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors, and of committees of the Board of Directors on which the director served, held during the period for which he has been a director.

       The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation Committee of the Board of Directors consists of John Gilbert and Will C. Wood. The Compensation Committee reviews and sets Company executive compensation policies and recommends to the Board the level of compensation of the President. The Compensation Committee held one meeting during fiscal 2003, which was attended by Messrs. Gilbert and Wood.

       The Board of Directors of the Company established an Audit
Committee in January 2002.  The Audit Committee consists of Arnold
Addison and John Gilbert.  The function of the Audit Committee is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors of the Company has
determined that John Gilbert is an audit committee financial expert as defined by Item 401(e) of Regulation S-B of the Securities Exchange
Act of 1934, as amended. The members of the Audit Committee are
independent as independence is defined in Rule 4200(a)(15)   of
the NASD's listing standards. The Audit Committee held four meetings during 2003.

       The Company does not have a nominating committee or a committee performing similar functions. The Company believes that it is appropriate for the Company not to have a nominating committee because the full Board of Directors participates in the consideration of director nominees and three of the four directors are independent as independence is defined in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors does not have a formal process for identifying and evaluating nominees for director. Historically, the Board of Directors has identified nominees for director based upon recommendations from current directors. The Board of Directors may also rely upon recommendations from management members, business contacts and stockholders and upon input from third-party search forms.
The qualifications that the Board of Directors considers in evaluating proposed nominees for director include independence, knowledge, judgment, character, leadership skills, education, experience, understanding of the Company's business and industry, financial literacy, standing in the community and ability to complement the Board's existing strengths.
The Board of Directors may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The Board of Directors does not evaluate proposed nominees differently depending on who has made the proposal. Historically, the Board of Directors has not received recommendations for director candidates from stockholders. However, the Board of Directors will consider director candidates recommended by stockholders. Written recommendations for director candidates should be delivered to the Secretary of the Company at least six months before the next annual meeting of stockholders to assure time for meaningful consideration by the Board of Directors. In addition, the Company's By-Laws include provisions that set forth the process by which stockholders may nominate director candidates at meetings of stockholders of the Company.

Director Attendance at Annual Meetings of Stockholders

        Except in the event of unexpected or unusual circumstances, all directors are expected to attend annual meetings of stockholders. Three of the four directors attended the Company's 2003 annual meeting of stockholders.

Communications with the Board of Directors

        The Board of Directors of the Company provides a process for stockholders to send communications to the Board of Directors. Stockholders may contact the Board of Directors or a specified individual director by writing to the Secretary of the Company at Dover Investments Corporation, 100 Spear Street, Suite 520,
San Francisco, California 94105. The Secretary of the Company will forward all such communications to the Board of Directors or an individual director, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").

       Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that no Form 5 reports were required to be filed, the Company believes that during the period from January 1, 2003 to December 31, 2003, inclusive, all filing requirements applicable to the Company's officers and directors and greater than ten percent stockholders were satisfied.


    THE BOARD OF DIRECTORS RECOMMENDS THAT THE
     STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                COMPENSATION OF EXECUTIVE OFFICERS
                AND DIRECTORS

Compensation of Executive Officers

       The compensation of the executive officers of the Company whose total annual salary and bonus exceeded $100,000 for services in all capacities to the Company and its partnerships during 2003, 2002 and 2001 was as follows:









                                        SUMMARY COMPENSATION TABLE
 Name and Principal                                   Salary and                   All Other
 Position                             Year                Bonus ($)                   Compensation ($)
Frederick M. Weissberg      2003               $250,000(1)                   $40,000(5)
Chairman of the Board        2002                 225,000(2)                     40,000(5)
of Directors and President   2001                   52,501(3)(4)                  6,250(5)

Erika Kleczek                      2003                140,000(6)                      27,500(5)
Principal                              2002                125,000(7)                      27,500(5)
Financial Officer                  2001                150,000(8)                      35,000(5)

        (1)     Includes a bonus of $75,000.
        (2)     Includes a bonus of $50,000.
        (3)     Mr. Frederick M. Weissberg did not earn a bonus in 2001.
        (4)     Mr. Frederick M. Weissberg's annual base salary was increased to
                   $150,000 effective October 16, 2001, and was increased to $175,000 effective December 11, 2001.
        (5)     Contribution to Qualified Retirement Plan.
        (6)     Includes a bonus of $30,000.
        (7)     Includes a bonus of $15,000.
        (8)     Ms. Erika Kleczek did not earn a bonus in 2001.

Option Grants in Last Fiscal Year

      No options were granted in 2003.

Aggregate Option Exercises in Last Fiscal Year and F-Y-End Option Values
                                                               Number of
                                                               Securities Underlying           Value of Unexercised
                        Shares                            Unexercised Options at         in-the-Money Options at
                       Acquired      Value          December 31, 2003               December 31, 2003 (2)
Name             on Exercise  Realized (1)  Exercisable   Unexercisable  Exercisable   Unexercisable
Frederick M.
Weissberg               -          $    -                    11,666     23,334           $ 37,998      $76,002

Erika
Kleczek           1,500           16,188               23,533          667            214,907          3,568

(1) The value realized is the difference between (a) the mean of the high and low bid prices or the Company's Class A Common Stock as reported on the over-the-counter market on the date of exercise and (b) the exercise price of the option, multiplied by the number of shares exercised.

(2) The value of unexercised options is the average of the high and low bid information as reported on the over-the-counter market of the Company's Class A Common Stock on December 31, 2003, $19.60, less the exercise price of the option, multiplied by the number of outstanding options.

Compensation of Directors

              The Company pays each nonemployee director $1,000 for each meeting of the Board of Directors of the Company attended. None of the Company's directors, other than Mr. Frederick M. Weissberg, are employees of the Company.

       Non-employee directors receive stock options pursuant to the Company's Stock Option Plan for Non-employee Directors
(the "Director Plan"). Under the Director Plan, each non-employee director is automatically granted options to purchase 500 shares of Class A Common Stock on each anniversary date of his or her appointment or election to the Board of Directors, until the plan terminates or the director ceases to be a director. Options granted under the Director Plan become exercisable in installments to the extent of one-half on the date one year after the date of grant, and the remaining one-half on the date two years after the date of grant. The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.















Equity Compensation Plan Information

The following table provides information as of December 31, 2003 regarding the number of shares of Class A Common Stock and Class B Common
Stock that may be issued under the Company's equity compensation plans.


                                                                                                    Number of securities
                                                                                                    remaining available for
                                                                                                    future issuance under
                           Number of securities to  Weighted average        equity compensation
                           be issued upon exercise  exercise price of           plans (excluding
                           of outstanding options,   outstanding options,    securities reflected
Plan Category     warrants and rights         warrants and rights      in the first column)

Equity
compensation
plans approved
by security
holders                          67,250 (1)                       $14.16                  103,150



Equity
compensation
plans not approved
by security
holders                               -                                    N/A                        -



Total                              67,250 (1)                       $14.16                 103,150

(1) The number of securities shown represents shares of Class A Common Stock. Class B Common Stock is not available to be issued under the Stock Option Plan for Nonemployee Directors. Class A or Class B Common Stock may be issued under the 1995 Stock Option Plan, but all outstanding options under that plan are options to purchase Class A Common Stock.


Report of the Audit Committee

             The function of the Audit Committee is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices.

             The Audit Committee reviewed the Company's financial statements for the fiscal year 2003 and met with management, as well as with representatives of Grant Thornton LLP, the Company's independent public accountant, to discuss the financial statements. The Audit Committee also discussed with representatives of Grant Thornton LLP the matters required to be discussed by Statement on Accounting Standards 61, "Communication with Audit Committees."

             In addition, the Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with representatives of Grant Thornton LLP that firm's independence.

             Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended
December 31, 2003.



March 9, 2004
                                           The Audit Committee
                                           Arnold Addison
                                           John Gilbert












          CERTAIN RELATIONSHIPS AND
          RELATED TRANSACTIONS

Going Private Proposal

             In January 2004 the Company received a proposal from The Lawrence Weissberg Revocable Living Trust (the "Trust"), a revocable trust formed by Lawrence Weissberg for estate planning and succession purposes, to take the Company private in a transaction in which all stockholders of the Company (other than the Trust and others who join the Trust in taking the Company private) would receive $24.50 in cash for each share of the Company's Common Stock that they own.
A special committee of independent directors has been granted the full authority of the Board of Directors of the Company to evaluate the Trust's proposal. The special committee has engaged its own financial advisor and legal counsel in connection with the proposal, and is currently evaluating the proposal.

Other Transactions

             The Company subleases a portion of the Company's executive office to a corporation owned by The Lawrence Weissberg Revocable Living Trust. That corporation's share of the lease equals 35% of the total rent and operating costs.

             PROPOSAL 2 -- RATIFICATION OF APPOINTMENT
             OF ACCOUNTANTS

             The Board of Directors has re-appointed the firm of Grant Thornton LLP, independent auditors for the Company during fiscal year 2003, to serve in the same capacity for the year ending December 31, 2004 and is asking the stockholders to ratify this re-appointment.

             In the event the stockholders fail to ratify the re-appointment, the Board of Directors will reconsider its selection. Even if the re-appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. In addition, the Board of Directors in its discretion may determine not to seek stockholder ratification of any such different independent auditing firm or any independent auditing firm appointed with respect to future fiscal years.

             Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

Audit and Related Fees

Audit Fees

             The aggregate fees billed by Grant Thornton LLP in connection with the audit of the Company's annual financial statements for 2002 and the reviews of the financial statements included in the Company's
Forms 10-Q for 2002 were $60,700.

Audit-Related Fees

             In 2002 and 2003, Grant Thornton LLP rendered no professional services to the Company related to the performance of the audit or review of the Company's financial statements other than those described under the heading "Audit Fees" above.

Tax Fees

             The aggregate fees billed by Grant Thornton LLP to the Company in 2002 and 2003 for assistance in preparing tax returns were $22,200 and $28,500, respectively.

All Other Fees

              In 2002 and 2003, Grant Thornton LLP rendered no professional services to the Company other than those described under the headings "Audit Fees" and "Tax Fees" above. All engagements for services to the Company by Grant Thornton LLP or other independent accountants are subject to prior approval by the Company's Audit Committee.

Required Vote

             A vote for Proposal 2 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A
Common Stock and Class B Common Stock present at the Annual
Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                                        OTHER MATTERS

             As of the date of this Proxy Statement, management knows of no business other than that specified in the Notice of Annual Meeting of Stockholders to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting, it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.

                             STOCKHOLDER PROPOSALS

             Any proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received by the Company by December 3, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

             The accompanying proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2005 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give the Company appropriate notice no later than February 17, 2005. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2005 Annual Meeting as the Company will not have received proper notice as required by the rules of the Securities and Exchange Commission.


                                      Frederick M Weissberg
                                      Chairman of the Board of Directors and
                                      President

San Francisco, California
April 2, 2004





                                               PROXY
                DOVER INVESTMENTS CORPORATION

    PROXY FOR HOLDERS OF CLASS A COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                    OF DIRECTORS

             The undersigned hereby appoints Frederick M. Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 19, 2004, at the Annual Meeting of Stockholders to be held at the Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, California, on May 20, 2004 at 9:00 A.M., local time, or any adjournment thereof.

     Comments/Address Change: Please mark comment/address
                        box on reverse side.

     Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.























The Board of Directors recommends that stockholders vote "FOR" the nominees and "FOR" Proposal 2.

1.   ELECTION OF CLASS A DIRECTORS:                    FOR  WITHHELD
      Will C. Wood
      (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name on the space provided below)

2.   RATIFICATION OF THE APPOINTMENT               FOR  AGAINST   ABSTAIN
      OF GRANT THORNTON, LLP AS THE
      COMPANY'S INDEPENDENT PUBLIC
      ACCOUNTANT FOR THE YEAR ENDED
      DECEMBER 31, 2004.
      I PLAN TO ATTEND THE MEETING
      COMMENTS/ADDRESS CHANGE




Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                                                     Date:


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






                                            PROXY

                   DOVER INVESTMENTS CORPORATION

         PROXY FOR HOLDERS OF CLASS A COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned hereby appoints Frederick M. Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation
(the "Company") held of record by the undersigned on March 19, 2004, at the Annual Meeting of Stockholders to be held at the Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, California, on May 20, 2004 at
9:00 A.M., local time, or any adjournment thereof.



     Comments/Address Change: Please mark comment/address
                     box on reverse side.

     Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.





















The Board of Directors recommends that stockholders vote "FOR" the nominees and "FOR" Proposals 2.



1.   ELECTION OF CLASS B DIRECTORS:               FOR  WITHHELD
      01 Frederick M. Weissberg, 02 Arnold Addison
      03 John Gilbert

      (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name on the space provided below)

2.  RATIFICATION OF THE APPOINTMENT           FOR  AGAINST   ABSTAIN
     OF GRANT THORNTON, LLP AS THE
     COMPANY'S INDEPENDENT PUBLIC
     ACCOUNTANT FOR THE YEAR ENDED
     DECEMBER 31, 2004.
     I PLAN TO ATTEND THE MEETING
     COMMENTS/ADDRESS CHANGE

Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.


Signature(s)                                                     Date:


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.